                                                                     EXHIBIT 4.1

                              -------------------
                                     NUMBER
                              SFU
                              -------------------



                            [FREMONT GENERAL - LOGO]



                      [FREMONT GENERAL CORPORATION - SEAL]




          COMMON STOCK                                          COMMON STOCK
                                                             -----------------
THIS CERTIFICATE IS TRANSFERABLE                                  SHARES
 IN THE CITIES OF NEW YORK, NY
     OR RIDGEFIELD PARK, NJ
                                     [PICTURE]               -----------------

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS                                  CUSIP 357288 10 9
  OF THE STATE OF NEVADA


                          FREMONT GENERAL CORPORATION


--------------------------------------------------------------------------------
THIS CERTIFIES THAT






IS THE RECORD HOLDER OF
--------------------------------------------------------------------------------

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF

Fremont General Corporation (hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                               COUNTERSIGNED AND REGISTERED
                                                  MELLON INVESTOR SERVICES LLC
                                                    TRANSFER AGENT AND REGISTRAR
                                               BY


             SECRETARY          CHAIRMAN               AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                      UNIT GIFT MIN ACT -  .............Custodian............
TEN ENT  - as tenants by the entireties                                   (Cust)                   (Minor)
JT TEN   - as joint tenants with right of                                 under Uniform Gifts to Minors
           survivorship and not as tenants                                Act...............................
           in common                                                                  (State)
COM PROP - as community property                     UNIF TRF MIN ACT -   ........Custodian (until age......)
                                                                          (Cust)
                                                                          ...........under Uniform Transfers
                                                                            (Minor)
                                                                          to Minors Act.....................
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

                                     -------------------------------------------

                                     -------------------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:






----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.